UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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Milestone Scientific Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROXY STATEMENT
PROPOSAL 1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION OF DIRECTORS AND OFFICERS AND RELATED MATTERS
AUDIT COMMITTEE REPORT
PROPOSAL 2
PROPOSAL 3
OTHER BUSINESS
ADDITIONAL INFORMATION
APPENDIX A

Milestone Scientific Inc.
Notice of Annual Meeting of Stockholders
To be held on June 16, 2011
To the Stockholders of Milestone Scientific Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held at Brown, Rudnick, Berlack and Israels, 7 Times Square, New York, New York on June 16, 2011 at 9:00 AM Eastern Time for the purpose of considering and acting upon the following:
1. Election of four (4) directors;
2. Advisory approval of Holtz Rubenstein Reminick LLP as Milestone’s independent auditors for the fiscal year ending December 31, 2011; and,
3. Approval of the 2011 Stock Option Plan providing for the issuance of up to 2,000,000 shares of Milestone’s common stock; and
4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.
The Board of Directors (the “Board”) has fixed the close of business on April 20, 2011 as the Record Date for determining the stockholders having the right to notice of and to vote at the meeting (the “Record Date”).

By order of the Board of Directors

Leslie Bernhard
Chairman of the Board
Livingston, New Jersey
May 5, 2011
IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention.
* * * * * * *
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders
to be held on June 16, 2011:
The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.
* * * * * * *

MILESTONE SCIENTIFIC INC.
PROXY STATEMENT
For Annual Meeting of Stockholders
To be Held on June 16, 2011
Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Milestone Scientific Inc. (the “Company” of “Milestone”) to be used at the Annual Meeting of Stockholders and any adjournments thereof, to be held at Brown, Rudnick, Berlack and Israels, 7 Times Square, New York, New York on June 16, 2011 at 9:00 AM Eastern Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement (the “Annual Meeting”). The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy will be mailed to stockholders on or about May 6, 2011.
THE VOTING AND VOTE REQUIRED
Record Date and Quorum
Only stockholders of record at the close of business on April 20, 2011 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 15,041,172 outstanding shares of common stock, par value $.001 per share (“Common Stock”). At the Annual Meeting, each share of Common Stock is entitled to one vote. In the aggregate, 15,041,172 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.
Voting of Proxies
The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement; (ii) for advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2011; and (iii) for approval of the 2011 Stock Option Plan providing for the issuance of up to 2 million shares of Common Stock (the “2011 Plan”); and (iv) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.
All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions and non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.
Voting Requirements
Directors are elected by a plurality of the votes cast at the Annual Meeting. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as Milestone’s independent auditors for the fiscal year ending December 31, 2011 and the 2011 Plan, assuming a quorum is present, are approved by the affirmative vote of a majority of the votes cast for each of the matters by stockholders entitled to vote.

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Revocability of Proxy
A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.
Expenses of Solicitation
Milestone will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Milestone telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.
PROPOSAL 1
ELECTION OF DIRECTORS
(ITEM 1 ON THE PROXY CARD)
The Board currently consists of four directors: Leslie Bernhard, Leonard A Osser, Pablo Felipe Serna Cardenas and Leonard M. Schiller. Directors are elected for a term of one year and until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board has nominated the four present directors for re-election to the Board at the Annual Meeting.
It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe these nominees will not be available to serve as a director if re-elected.
The following table sets forth the names and ages of each nominee, the principal occupation of each during the past five years and the period during which each has served as a director of Milestone. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All of the nominees to the Board have been approved, recommended and nominated for re-election to the Board by Milestone’s Nominating Committee and by the Board.
The names, ages and titles of our directors and nominees, as of the Record Date, are as follows:

NAME	AGE	POSITION	DIRECTOR SINCE
Leslie Bernhard (2)(3)	67	Chairman of the Board and Director	2003
Leonard A. Osser	63	Chief Executive Officer and Director	1991
Pablo Felipe Serna Cardenas (1)	35	Director	2006
Leonard M. Schiller(1)(2)(3)	69	Director	1997

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of Nominating Committee

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Recommendation of the Board of Directors
The Board recommends that the stockholders vote FOR the election of directors.
The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the directors and nominees are as follows:
Leslie Bernhard, Chairman of the Board
In October 2009, Leslie Bernhard assumed the position of Chairman of the Board, filing a position left vacant by Mr. Osser who assumed the position of Chief Executive Officer. Leslie Bernhard has served as an Independent Director of Milestone since May 2003 and was named Chairman of the Board in September of 2009. She co-founded AdStar, Inc. and since 1986 has served as its President, Chief Executive Officer and Executive Director. AdStar is an application service provider for the newspaper classified advertising industry. She served on the Board of Directors of Universal Power Group (AMEX:UPG) of Dallas, Texas and have done so since 2006. Ms. Bernhard’s professional experience and background with AdStar and with us, as one of our directors since 2003, have given her the expertise needed to serve as Chairman of the Board and as a director.
Leonard Osser, Chief Executive Officer
In March of 2009, Mr. Osser assumed the position of Milestone’s Acting Chief Executive Officer. Mr. Osser in September 2009 resigned as Chairman of the Company and assumed the position of Chief Executive Officer. He served as the Company’s Chairman from 1991 until September of 2009, and from 1991 and 2007, was Chief Executive Officer of the Company. From 1980 until the consummation of Milestone’s public offering in November 1995, Mr. Osser was primarily engaged as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey-based provider of consulting services specializing in distressed or turnaround situations in both the public and private markets. Mr. Osser’s knowledge of our business and background with us since 1980 provides the Board with valuable leadership skills and insight into our business.
Leonard M. Schiller, Director
Mr. Schiller has been a director of Milestone since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller, Klein & McElroy, P.C. since 1977. He has also been President of The Dearborn Group, a residential property management and real estate acquisition company since 1980. Mr. Schiller became a Director of the Gravitas Cayman Corporation in February 2010. Gravitas Cayman Corporation is an Investment Fund. Mr. Schiller’s professional experience and background as an attorney and a partner of a law firm and with us, as one of our directors since 1997, have given him the expertise needed to serve as one of our directors.
Pablo Felipe Serna Cardenas, Director
Mr. Serna Cardenas has been a director of Milestone since June 2006. He is the founder of SPOT Investments, a European-based financial services firm. Previously, from 2001 to 2005, he was a director and Senior Manager at Dynamic Decisions Group Ltd, an equity research and valuation consulting firm. In that capacity, Mr. Serna Cardenas led the corporate finance team at Dynamic Decisions in investment banking and project valuation consulting. Prior to joining Dynamic Decisions, from 1999-2001, Mr. Serna Cardenas served as an associate with Real Options Group. Real Options Group is an international academic research center consulting to business entities. Before joining Real Options Group, Mr. Serna Cardenas was the general manager with Estudios, Consultorias y Asesorias Financieras, a Financial Consulting firm in Columbia. He has been a director of Pairstech Fund, a UK hedge Fund since 2008. Mr. Cardenas’ professional experience and background as an entrepreneur and as a financial consultant and with us, as one of our directors since 2006, have given him the expertise needed to serve as one of directors.
Board Leadership Structure
The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations, and allows our Chairman to lead the Board in its oversight and advisory notes. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes and having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board had determined that its leadership structure is appropriate and in the best interest of the Shareholders.

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The Board’s Oversight of Risk Management
The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board of relevant Board committee (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.
Committees of the Board of Directors
Milestone’s Board has standing audit, compensation and nominating committees.
Attendance at Committee and Board of Directors Meetings
In 2010, the Board held a total of five meetings; the Audit Committee held a total of five meetings, the Compensation Committee held a total of three meetings; and the Nominating Committee did not meet. Each of our directors attended at least 80% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees of the Board on which he or she served. All of our directors attended our annual meeting of stockholders in 2010.
Compensation Committee
The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of Leslie Bernhard and Leonard M. Schiller. A copy of the Compensation Committee Charter has been posted on our Web site at www.milestonescientific.com.
Audit Committee
The Audit Committee was established to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010. The Audit Committee is comprised of Pablo Cardenas and Leonard M. Schiller, both of whom are independent as defined in the listing standards of the NYSE Amex and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board adopted a revised written charter for the Audit Committee in July 2005 (the “Charter”). A copy of the Charter has been posted on our Web site at www.milestonescientific.com.
Audit Committee Financial Expert
The Board has determined that Mr. Cardenas is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NYSE Amex and Section 10A(m)(3) of the Exchange Act.

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Nominating Committee
The Board formed a Nominating Committee in May 2004. The members of the Nominating Committee are Leonard M. Schiller and Leslie Bernhard.
The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.
The stockholder recommendation and information described above must be sent to the Company’s Chief Financial Officer at 220 South Orange Avenue, NJ 07039 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.
The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.
The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.
Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.
The Nominating Committee adopted a revised written charter in July 2005, which is available to security holders on Milestone’s website at www.milestonescientific.com.

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Director Independence
The Board has determined that Leonard M. Schiller and Pablo Felipe Serna Cardenas (the “Independent Directors”) are independent as that term is defined in the listing standards of the NYSE Amex. As disclosed above, Messrs. Cardenas and Schiller are the members of the Audit Committee and are independent for such purpose. Mr. Schiller is also a member of the Compensation and Nominating Committees and is independent for such purposes.
In determining director independence, the Board considered the option awards to the Independent Directors for the year ended December 31, 2010, disclosed in “Director Compensation” below, and determined that such awards were compensation for services rendered to the Board and therefore did not impact their ability to continue to serve as Independent Directors.
Stockholder Communication with the Board of Directors
The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 220 South Orange Avenue, Livingston, NJ 07039. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding stock ownership of the Named Executive Officers (defined below), Directors, Officers and Directors as a group, and all persons known by Milestone to own beneficially more than 5% of Milestone’s outstanding Common Stock.
Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.
April 20, 2011

	Shares of Common Stock		Percentage
Names of Benefical Owner (1)	Beneficially Owned (2)		of Ownership
Executive Officers and Directors
Leonard Osser	1,924,604	(3)	12.80%
Joseph D’Agostino	242,650	(4)	1.61%
Leonard Schiller	109,766	(5)	*
Pablo Felipe Serna Cardenas	86,538	(6)	*
Leslie Bernhard	76,538	(7)	*
All directors & executive officers as group (5 persons)	2,440,096		16.23%

*	Less than 1%

(1)
The addresses of the persons named in this table are as follows: Leonard Osser and Joseph D’Agostino are at 220 South Orange Avenue in, New Jersey 07039; Leonard M. Schiller, c/o Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; Pablo Felipe Serna Cardenas, Cra 10 No. 97A-13 of 705 Torre A, Bogota, Columbia; Leslie Bernhard, c/o AdStar, Inc., 1 Paceo Vista, Can Clemente, CA 92673; K. Tucker Anderson, c/o Above All Advisors LLC, 369 Lexington Avenue of the Americas, New York, New York 10036.

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(2)
A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the Record Date, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options exercisable within 60 days from the Record Date held by the named individual, divided by 15,030,458 outstanding shares of Common Stock on the Record Date, plus those shares underlying options exercisable within 60 days from the Record Date held by the named individual or the group.

(3)	Includes 571,190 shares of Common Stock issuable upon the termination of his employment agreement.

(4)
Includes 65,823 shares of Common Stock issuable upon the termination of his employment and 147,596 shares subject to options including: (i) 60,000 shares at a per share exercise price of $0.40; (ii) 33,166 shares at a per share exercise price of $1.15; (iii) 21,097 shares at a per share exercise price of $1.58; and (iv) 33,333 shares at a per share exercise price of $1.00.

(5)
Includes 85,000 shares subject to options including: (i) 25,000 shares at a per share exercise price of $0.55; (ii) 20,000 shares at a per share exercise price of $0.83; (iii) 20,000 shares at a per share exercise price of $1.68; and (iv) 20,000 shares at a per share exercise price of $0.74.

(6)
Includes 75,000 shares subject to options including: (i) 25,000 shares at a per share exercise price of $0.55; (ii) 10,000 shares at a per share exercise price of $0.83; (iii) 20,000 shares at a per share exercise price of $1.68; and (iv) 20,000 shares at a per share exercise price of $0.74.

(7)	Includes 65,000 shares subject to options including: (i) 20,000 shares at a per share exercise price of $1.68; and (ii) 20,000 shares at a per share exercise price of $0.55.

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Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information
The following table summarizes the (i) options granted under the Milestone 2004 Stock Option Plans, and (ii) options and warrants granted outside the Milestone 2004 Stock Option Plan, as of December 31, 2010. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events. No other equity compensation has been issued.

			Number of securities (1)
	Number of Securities (1) to	Weighted-average exercise	remaining available for
	be issued upon exercise of	price of outstanding	future issuance under
	outstanding options and warrants	options and warrants	equity compensation plan

Equity compensation plan approved by stockholders (1)
Grants under our 2004 Stock Option Plan	322,000	1.50	428,000
Equity compensation plan not approved by stockholders (2)			Not applicable
Aggregate individual option and warrants grants	1,216,502	1.13

Total	1,538,502	1.40

(1)
In July 2004 the Board of Directors approved the adoption of the 2004 Stock Option Plan. The 2004 Stock Option Plan provides for the grant of options to purchase up to 500,000 shares of Milestone’s common stock. Options may be granted to employees, officers, directors and consultants of Milestone for the purchase of common stock of Milestone at a price not less than the fair market value of the common stock on the date of the grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2010.

In March 2008, the Board of Directors authorized an additional 250,000 options to this plan.

(2)
The aggregate individual option grants outside the Stock Option Plans referred to in the table above include options issued as payment for services rendered to us by outside consultants and providers of certain services. The aggregate individual warrant grants referred to in the table above include warrants granted to investors in Milestone as part of private placements and credit line arrangements.

Stock Plan
In 2006 Milestone adopted an equity compensation plan for the issuance of up to 300,000 shares of the common stock in lieu of cash compensation for services performed by employees, officers, directors and consultants (the “2006 Stock Plan”). The purpose of the 2006 Stock Plan is to conserve cash while allowing the Company to adequately compensate existing employees, officers, directors and consultants, or new employees, officers, directors and consultants, whose performance will contribute to the long-term success and growth. Milestone believe that the availability of these shares will also strengthen the ability to attract and retain employees, officers, directors and consultants of high competence, increase the identity of interests of such people with those of the stockholders and help maintain loyalty to us through recognition and the opportunity for stock ownership. All shares granted under this plan will be at fair market value, or at a premium to that value, on the date of grant.
As of December 31, 2010 there are no shares remaining under this plan.
In December 2007, the Board of Directors authorized the Company to issue up to $2 million of its Company stock to vendors or employees, and to grant them piggy back registration rights in the usual form, at a value of not less than 90% of the market value on the date of the agreement for the vendor or employee to accept said shares. Such future shares are not included in the above noted shares reserved for future issuance.
In 2010, the Company issued the following shares under this Plan; 50,000 shares valued at of $50,000 for Officer Compensation, 76,661 shares valued at $104,000 for consulting services, 23,388 shares valued at $33,354 for employee compensation, 34,614 shares valued at $45,000 issued to Directors as compensation.
At December 31, 2010 and 2009 there was $11,316 and $143,610, respectively, available to be issued under this plan.
The Vendor Shares were issued in reliance upon the exemption from the registration requirements of the Act, as provided in Section 4(6) and thereof, as a transaction by an issuer not involving a public offering. Milestone reasonably believed that each vendor had such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the investment, each vendor represented an intention to acquire the securities for investment only and not with a view to distribution thereof and appropriate legends were affixed to the stock certificates. No commissions were paid in connection with such issuances.

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EXECUTIVE OFFICERS
The following table sets forth the names, ages and principal positions of the executive officers of the Company and two non-officer key employees as of the Record Date.

Name	Age	Title
EXECUTIVE OFFICERS
Leslie Bernhard	67	Chairman of the Board and Director
Leonard A. Osser	63	Chief Executive Officer and Director
Joseph D’Agostino	59	Chief Financial Officer
KEY EMPLOYEES
Eugene Casagrande, D.D.S.	67	Director of Professional Relations
Mark Hochman, D.D.S.	53	Director of Clinical Affairs
The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Mr. Osser and Ms. Bernhard, whose business experience is discussed above).
Joseph D’Agostino, Chief Financial Officer
Joining Milestone in January 2008 as Acting CFO, Joseph D’Agostino brings to Milestone a wealth of finance and accounting experience earned over 25 years serving both publicly and privately held companies. Following a nine month performance assessment by the Board of Directors, Mr. D’Agostino was officially named Milestone’s Chief Financial Officer in October 2008. A results-oriented and decisive leader, he has specific proven expertise in treasury and cash management, strategic planning, information technology, internal controls, Sarbanes-Oxley compliance, operations and financial and tax accounting. Immediately prior to joining Milestone, Mr. D’Agostino served as Senior Vice President and Treasurer of Summit Global Logistics, a publicly traded, full service international freight forwarder and customs broker with operations in the United States and China. Previous executive posts also included Executive Vice President and CFO of Haynes Security, Inc., a leading electronic and manned security solutions company serving government agencies and commercial enterprises; Executive Vice President of Finance and Administration for Casio, Inc., the U.S. subsidiary of Casio Computer Co., Ltd., a leading manufacturer of consumer electronics with subsidiaries throughout the world; and Manager of Accounting and Auditing for Main Hurdman’s National Office in New York City (merged into KPMG). Mr. D’Agostino is a Certified Public Accountant and holds memberships in the American Institute of CPA’s, New Jersey Society of CPA’s, Financial Executive Institute, Consumer Electronics Industry Association and Homeland Security Industry Association. He is a graduate of William Paterson University where he earned a Bachelor of Arts degree in Science.
Dr. Eugene Casagrande, Director of International & Professional Relations
Since 1998, Dr. Casagrande has served as Director of Professional Relations, charged with pursuing a broad range of clinical and industry-related strategic business opportunities for the Company. He has also lectured both nationally and internationally at over 35 dental schools and in over 22 countries on Computer-Controlled Local Anesthesia Delivery. Dr. Casagrande is past president of the California State Board of Dentistry and the Los Angeles Dental Society and is a Fellow of the American and International Colleges of Dentists and has served on the faculty of the University of Southern California, School of Dentistry.
Mark Hochman, D.D.S., Director of Clinical Affairs
Dr. Hochman has served as Director of Clinical Affairs and Director of Research and Development since 1999. He has a Doctorate of Dental Surgery with advanced training in the specialties of Periodontics and Orthodontics from New York University of Dentistry and has been practicing dentistry since 1984. He holds a faculty appointment as a clinical associate professor at NYU School of Dental Surgery. Recognized as a world authority on Advanced Drug Delivery Systems, Dr. Hochman has published numerous articles in this area, and shares in the responsibility for inventing much of the technology currently available from Milestone.
There are no family relationships among any of our directors or executive officers.

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COMPENSATION OF DIRECTORS AND OFFICERS AND RELATED MATTERS
Executive Compensation
The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal year ended December 31, 2010 by (i) Milestone’s, Chief Executive Officer and (ii) the two most highly compensated executive officers, other than the Chief Executive Officer who were serving as executive officers at the end of the 2010 fiscal year and whose salary as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

						Other		Option
NAME AND PRINCIPAL POSITION	YEAR	Salary		Bonuses		Compensation		Awards (2)		Total
Leonard A. Osser Chief Executive Officer-effective 9-1-2009	2010	$300,000		$100,000	(1)	$50,880	(1)	$—		$450,880
Chairman of the Board	2009	$300,000	(1)	$100,000	(1)	$46,280	(1)	$49,788	(1)	$496,068

Joseph D’Agostino	2010	$171,600		$50,000	(3)	$9,000	(3)	$168,000		$398,600
Chief Financial Officer	2009	$171,600		$25,000	(3)	$2,737		$135,975		$335,312

(1)
Other compensation represents payments made for personal use of corporate apartment, health insurance coverage and car allowance. The information for 2009 excludes a previously reported performance bonus of $300,000 of cash and $248,946 of stock based compensation that were reversed in 2010 because the performance milestones were not met.

(2)
The amounts in this column reflect the fair value of the options at date of grant computed in accordance with the Financial Accounting Standards Board Accounting Standards Codified Topic 718. For details used in the assumption calculating the fair value of the option reward, see Note B to the Financial Statements for the year ended December 31, 2010 and 2009, which is located on pages F-7 through F-11 of the Annual Report on Form 10-K. Compensation cost is generally recognized over the vesting period of the award. See the table below entitled “Outstanding Equity Awards at December 31, 2010.

(3)
Includes $50,000 and $25,000 in deferred compensation in 2010 and 2009 respectively, is in accordance with agreement to be paid in Common Stock and not paid until the termination of his employment with the Company. Other compensation in 2010 includes a car allowance.

Employment Contracts
In March 2009, the Chairman assumed the position of Milestone’s Acting Chief Executive Officer. In September 2009 The Chairman stepped down as Chairman to fill the position of Chief Executive Officer. The Chief Executive Officer entered into a new employment agreement with the Company effective September 1, 2009. This new agreement suspends the previous agreement scheduled to terminate on December 31, 2012. The new agreement is for five years ending on August 31, 2014. The contract shall be extended for successive one-year periods, unless prior to August 1 of any year, either party notifies the other that he or it chooses not to extend the New Employment Term. As part of this agreement the Chairman relinquished the title and position of Chairman. Under the new agreement, the Chief Executive Officer will receive a base compensation of $300,000 per year. In addition, the CEO, may earn annual bonuses up to an aggregate of $400,000, payable one half in cash and one half in Common Stock, contingent upon achieving targets set for each year by the Compensation Committee of the Board.

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In addition, if in any year of the term of the agreement the CEO earns a bonus, he shall also be granted five-year stock options to purchase twice the number of shares earned. Each such option is to be exercisable at a price per share equal to the fair market value of a share on the date of grant (110%) of the fair market value if the CEO is a 10% or greater stockholder on the date of grant). The options shall vest and become exercisable to the extent of one-third of the shares covered at the end of each of the first three years following the date of grant, but shall only be exercisable while the CEO is employed by Milestone or within 30 days after the termination of his employment.
In accordance with the employment contract 571,190 shares of Common Stock are to be paid out at the end of the contract in settlement of $758,333 at December 31, 2010 and 676,190 shares to be paid out at the end of the contract in settlement of $925,000 at December 31, 2009 of accrued deferred compensation and, accordingly, such shares have been classified in stockholders’ equity with the common shares classified as to be issued.
Objective of Executive Compensation Program
The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board.
The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation procedures for the Named Executive Officers.
The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, the management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone does not currently engage any consultant to advice on executive and/or director compensation matters.
Stock price performance has not been a factor in determining annual compensation because the price of Milestone’s Common Stock is subject to a variety of factors outside of the control. Milestone does not have an exact formula for allocating between cash and non-cash compensation.
Annual executive chief officer compensation consists of a base salary component and periodic stock option grants. It is the Compensation Committee’s intention to set totals for the chief executive officer for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders. The chief executive officer receives stock option grants under the stock option plan. The number of stock options granted to the executive officer is made on a discretionary rather than a formula basis by the Compensation Committee. The chief executive officer’s current and prior compensation is considered in setting future compensation. In addition, Milestone reviews the compensation practices of 28 other companies. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance the competing objectives of fairness to all stakeholders and attracting/retaining executive managers.

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Outstanding Equity Awards at December 31, 2010
The following table includes certain information with respect to the value of all unexercised options previously awarded to the Named Executive Officers. There were no stock awards granted in 2010.

	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Option Expiration
Name	Options Exercisable	Options Unexercisable	Price ($)	Date
Leonard Osser	—	42,193	$1.74	12/17/2014

Joseph D’Agostino	60,000	—	$0.40	03/31/2014
	16,650	33,350	$1.15	09/01/2014
	16,666	33,334	$1.15	12/17/2014
	21,097	10,549	$1.58	12/17/2014
	33,333	66,667	$1.00	12/20/2015
	—	100,000	$1.00	12/20/2015

	147,746	249,900

Compensation of Directors
Milestone paid company shares as compensation to its independent directors in 2010 as stated below in the compensation table. On May 26, 2010 Milestone approved annual compensation to its directors in the amount of $30,000, one half payable in Common Stock shares and one half in cash. As of December 31, 2010, Common Stock valued at $15,000 were issued to each independent director. The directors received payments of $9,000 each in 2011, as of the Record Date.
The following table provides compensation information for the year ended December 31, 2010 for each of the directors. Directors are reimbursed for the costs relating to attending Board and committee meetings.
Director Compensation

2010
Name	Stock Awards (1)
Leonard M. Schiller	$15,000
Leslie Bernhard	$15,000
Pablo Felipe Serna Cardenas	$15,000

(1)
Represents the aggregate grant-date fair value of the awards computed in accordance with the FASB ASC Topic 718. 11,538 Shares, valued at $1.30 per share as of May 26, 2010, were issued to each director.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Milestone’s officers and directors, and persons who own more than ten Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and person who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnish to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and director were complied with during the fiscal year ended December 31, 2010 except that Joseph D’Agostino did not timely file one Form 4 to report the receipt of an option grant.

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Certain Relationships and Related Party Transactions
On June 28, 2007 the Company secured a $1 million line of credit from K. Tucker Andersen, a stockholder, beneficially owning approximately 18% of the company’s outstanding stock. This borrowing was amended to $1,300,000 as of September 30, 2008 under the same terms and conditions as the original. Borrowings under this line bear interest at 6% per annum, with one year’s interest at 1% payable in advance on each draw. Monies may be drawn by Milestone under this line in multiples of $100,000 upon 5 days written notice to the stockholder from either Milestone’s Chief Executive Officer or Chief Financial Officer. Monies under this line in excess of $1,000,000 may be drawn in multiples of $25,000. Borrowings may be prepaid at any time in multiples of $100,000, without penalty. At September 30, 2008 this line of Credit amount was completely drawn down. In December 2009, the Company converted the $1.3 million principal amount of the borrowing under the line of Credit into 822,785 shares of Common Stock at a price of $1.58 per share. Additionally, the interest due on the principal is payable over a two year period (quarterly payments of $23,000).
The Company borrowed an additional $450,000 from the same stockholder in 2008. The borrowing was originally on short term loan with a maturity date of January 19, 2009. In December 2008, this borrowing was refinanced with the shareholder with a due date of June 30, 2012. The borrowing includes a twelve percent interest rate, interest compound quarterly, with interest and principle due at the maturity. Further, the note provides for the issuance of warrants to the stockholder that is exercisable for five years at the price of $0.32 per share for 45,000 shares of stock. The warrants were valued using the Black-Scholes model and are reflected as a discount against the debt. The Company did not have any other related party transactions pursuant to Item 404 of Regulation S-K of the Exchange Act. Milestone has adopted a policy that, in the future, the Audit Committee must review all transactions with any officer, director or 5% stockholder. The amount outstanding to the stockholder was $450,000 for both years ending December 31, 2010 and 2009. Interest expense accrued on this debt was $95,135 and $154,027 for the years ended December 31, 2010 and 2009, respectively.
AUDIT COMMITTEE REPORT
The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.
Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
The Audit Committee reviewed our audited financial statements for the year ended December 31, 2010, and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Holtz Rubenstein Reminick LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from Milestone and its management. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Milestone Annual Report on Form 10-K for the fiscal year ended December 31, 2010.
Submitted by the Audit Committee
Pablo Felipe Serna Cardenes
Leonard Schiller

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PROPOSAL 2
ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS
(ITEM 2 ON THE PROXY CARD)
Holtz Rubenstein Reminick LLP has been our independent auditor since September 2007. Their audit report appears in our annual report for the fiscal year ended December 31, 2010. A representative of Holtz Rubenstein Reminick LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Holtz Rubenstein Reminick LLP to serve as independent auditors to conduct an audit of Milestone’s accounts for the 2011 fiscal year. However, the Board is submitting this matter to Milestone’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Holtz Rubenstein Reminick LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone and the stockholders.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR advisory approval of the appointment of the independent auditor.
Audit Committee Matters and Fees Paid to Independent Auditors
Audit Fees
Milestone incurred audit and financial statement review fees totaling $110,738 and $148,119 for 2010 and 2009, respectively, from Holtz Rubenstein Reminick LLP, the principal accountant for 2010 and 2009.
Audit Related Fees
There were no audit related fees to the principal accountant Holtz Rubenstein Reminick LLP in 2010 and 2009.
Tax Fees
There were no fees for services related to tax compliance, tax advice and tax planning billed by the principal accountant in 2010 and 2009.
All Other Fees
There were no other fees billed during 2010 and 2009 by Milestone’s principal accountants.
Audit Committee Administration of the Engagement
The engagement with Holtz Rubenstein Reminick LLP, the principal accountants, was approved in advance by the Board and the Audit Committee. There were no non-audit or non-audit related services were approved by the Audit Committee in 2010.

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Audit Committee Pre-Approved Policies and Procedures
The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company’s independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.
PROPOSAL 3
APPROVAL OF THE 2011 STOCK OPTION PLAN PROVIDING FOR THE ISSUANCE OF UP TO 2
MILLION SHARES OF MILESTONE’S COMMON STOCK
(ITEM 3 ON THE PROXY CARD)
Milestone’s Board adopted the 2011 Stock Option Plan (the “2011 Plan”), subject to stockholder approval, which provides for the grant to our employees, directors and consultants of incentive and non-qualified stock options to purchase up to 2,000,000 shares of Common Stock.
The purpose of the 2011 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Milestone through recognition and the opportunity for stock ownership. The Compensation Committee of the Board will administer the 2011 Plan.
The following description of the 2011 Plan is a summary and is qualified in its entirety by reference to the 2011 Plan, a copy of which is annexed hereto as Appendix A to this Proxy Statement.
Eligibility
Under the 2011 Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. The 2011 Plan and will expire 10 years from the date of stockholder approval.
Terms of Options
The 2011 Plan permits the granting of both incentive stock options and nonqualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of Milestone’s outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation Committee may determine at the time it grants options.
Federal Income Tax Consequences
We believe that under current law the following U.S. Federal income tax consequences generally would arise with respect to awards under the 2011 Plan.
Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Milestone will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.
Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Milestone or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

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New Plan Benefits Under the 2011 Plan
Future awards under the 2011 Plan will be granted in the discretion of the Compensation Committee. The type, number, recipients, and other terms of such future awards cannot be determined at this time. Information regarding our recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the “Executive Compensation” and “Outstanding Equity Awards at December 31, 2010” elsewhere in this Proxy Statement and in our financial statements for the fiscal year ended December 31, 2010 included in the Annual Report which accompanies this Proxy Statement.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the approval of the 2011 Plan.
OTHER BUSINESS
As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.
ADDITIONAL INFORMATION
Householding
The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.
Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders
Stockholders interested in presenting a proposal for consideration at the Annual Meeting of stockholders in 2012 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s 2012 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than January 4, 2012. A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by March 26, 2012. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to our Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039
EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

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Electronic Availability of Proxy Statement and Annual Report
As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to stockholders electronically via the Internet on the Company’s website at https://materials.proxyvote.com/59935P. On May 6, 2011, will begin mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received this notice, you will not receive a printed copy of the proxy materials unless you requested it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.
If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12 digit control number located on the proxy card or notice.
We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2010 including the financial statements and financial statement schedules included therein. All such requests should be directed to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston, New Jersey 07039.
*******
Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders
to be held on June 16, 2011:
The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.
*******

By order of the Board of Directors

Leslie Bernhard
Chairman of the Board
Livingston, New Jersey
May 5, 2011

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APPENDIX A
MILESTONE SCIENTIFIC INC.
2011 STOCK OPTION PLAN
1. Purpose; Types of Awards; Construction.
The purpose of the Milestone Scientific Inc. 2011 Stock Option Plan (the “Plan”) is to align the interests of officers, other key employees, consultants and nonemployee directors of Milestone Scientific Inc. (the “Company”) and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. To further such purposes, the Committee may grant options to purchase shares of the Common Stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act and of Section 162(m) of the Code, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.
2. Definitions.
As used in this Plan, the following words and phrases shall have the meanings indicated below:
(a) “Agreement” shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.
(b) “Board” shall mean the Board of Directors of the Company.
(c) “Cause,” when used in connection with the termination of an Optionee’s employment by the Company or the cessation of an Optionee’s service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee’s part shall be considered “willful” unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.
(d) “Change in Control” shall mean the occurrence of the event set forth in any of the following paragraphs:
(i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
For purposes of this Section 2(d), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
(f) “Committee” shall mean a committee established by the Board to administer the Plan.
(g) “Common Stock” shall mean shares of common stock, $.001 par value, of the Company.
(h) “Company” shall mean Milestone Scientific Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.
(i) “Disability” shall mean an Optionee’s inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.
(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.
(k) “Fair Market Value” per share as of a particular date shall mean (i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.
(l) “Incentive Stock Option” shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.
(m) “Nonemployee Director” shall mean a member of the Board who is not an employee of the Company.
(n) “Nonqualified Option” shall mean an Option that is not an Incentive Stock Option.

(o) “Option” shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.
(p) “Optionee” shall mean a person who receives a grant of an Option.
(q) “Option Price” shall mean the exercise price of the shares of Common Stock covered by an Option.
(r) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.
(s) “Plan” shall mean this Milestone Scientific Inc. 2011 Stock Option Plan.
(t) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.
(u) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.
(v) “Ten Percent Stockholder” shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.
3. Administration.
The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be “nonemployee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.
The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.
The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.
The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.
4. Eligibility.
Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.
5. Stock.
The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 2,000,000, subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.
If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.
6. Terms and Conditions of Options.
Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:
(a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.
(b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.
(c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.
(d) Medium and Time of Payment. The Option Price multiplied by the number of shares of Common Stock exercised by the Optionee shall be paid in full at the time of exercise in cash.
(e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

(f) Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Nonemployee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).
(g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee’s employment or cessation of such Optionee’s service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee’s employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death or Disability of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.
(h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.
7. Nonqualified Stock Options.
Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.
8. Incentive Stock Options.
Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.
(a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.
(b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.
9. Effect of Certain Changes.
(a) In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

(b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.
10. Surrender and Exchange of Awards.
The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary (“Surrendered Option”), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.
11. Period During Which Awards May Be Granted.
Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the Stockholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.
12. Nontransferability of Awards.
Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.
13. Approval of Stockholders.
The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the Stockholder approval mentioned herein) shall be subject to the approval of Company’s Stockholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.
14. Agreement by Optionee Regarding Withholding Taxes.
If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a “Tax Event”), each Optionee who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 15 shall be made in its sole discretion.
15. Amendment and Termination of the Plan.
The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.
16. Rights as a Stockholder.

An Optionee or a transferee of an award shall have no rights as a Stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9(a) hereof.
17. No Rights to Employment or Service as a Director or Consultant.
Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee’s employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.
18. Beneficiary.
An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee’s estate shall be deemed to be the Optionee’s beneficiary.
19. Governing Law.
The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

APPENDIX B
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 16, 2011

MILESTONE SCIENTIFIC INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 20, 2011
Date: June 16, 2011            Time: 9:00 AM EDT

Location:	The Offices of Brown, Rudnick, Burlack, Israels 7 Times Square New York, NY 10036
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report     2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 02, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you
vote FOR the following:

1.	Election of Directors
	Nominees
01	LEONARD OSSER	02	LEONARD SCHILLER	03	LESLIE BERNHARD	04	PABLO F S CARDENAS
The Board of Directors recommends you vote FOR the following proposal(s):
2.	Advisory approval of the appointment of Holtz Rubenstein Reminick LLP.
3.	Approval of the 2011 Stock Option Plan providing for the issuance of up to 2,000,000 shares of Milestone’s common stock.

NOTE:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

APPENDIX C

MILESTONE SCIENTIFIC INC.
220 SOUTH ORANGE AVENUE
LIVINGSTON, NJ 07039
ATTN: LAURA KAUNITZ
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors Nominees

01 LEONARD OSSER	02 LEONARD SCHILLER	03 LESLIE BERNHARD	04 PABLO F S CARDENAS

The Board of Directors recommends you vote FOR proposals 2. and 3.	For	Against	Abstain

2. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP.	☐	☐	☐

3. Approval of the 2011 Stock Option Plan providing for the issuance of up to 2,000,000 shares of Milestone’s common stock.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

MILESTONE SCIENTIFIC INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS
FOR THE ANNUAL MEETING ON JUNE 16, 2011
The undersigned hereby appoints Leonard Osser and Joseph D’Agostino, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the “Company”) to be held on June 16, 2011, at 9:00 a.m., EDT, at Brown, Rudnick, Berlack and Israels, 7 Times Square, New York, NY and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Address change / comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side